Exhibit 99.1

NEWS RELEASE

Owens Corning Announces $3.9 Billion Acquisition of Masonite to Strengthen Position

in Building and Construction Materials

•	Expands Owens Corning’s leadership position in branded residential products with a leading manufacturer of innovative interior and exterior doors and door systems

•	Creates a scalable new growth platform within a $27 billion addressable market leveraging combined commercial, operational, and innovation capabilities

•

Enhances Owens Corning’s attractive financial profile by growing revenue and earnings to approximately $12.6 billion, with adjusted EBITDA of $2.9 billion on a pro forma basis[1] including cost synergies of approximately $125 million generated through scale and operational savings

•

Reinforces disciplined capital allocation strategy with net debt-to-EBITDA resulting from the transaction in the 2-3x target range and additional deleverage to 2.0x by year-end 2024; low double-digit percentage accretive to free cash flow by end of 2025

•	Owens Corning also announces strategic review of its glass reinforcements business within the company’s Composites segment

•	Owens Corning will host investor and analyst call today at 8:30 a.m. ET

TOLEDO, Ohio and TAMPA, Florida –– February 9, 2024 –– Owens Corning (NYSE: OC), a leader in global building and construction materials, and Masonite International Corporation (“Masonite”) (NYSE: DOOR), a leading global provider of interior and exterior doors and door systems, today announced they have entered into a definitive agreement under which Owens Corning will acquire all outstanding shares of Masonite for $133.00 per share in cash, representing an approximate 38% premium to Masonite’s closing share price on February 8, 2024 and an approximate 46% premium to Masonite’s 20-day volume-weighted average price. The implied transaction value is approximately $3.9 billion, implying a purchase multiple of approximately 8.6x 2023E adjusted EBITDA2 or 6.8x when including synergies of $125 million.

The addition of Masonite’s market-leading doors business creates a new growth platform for Owens Corning, strengthening the company’s position in residential building materials and extending its offering of highly valued products and brands. Leveraging Owens Corning’s unique commercial capabilities and proven go-to-market model serving contractors, builders, and distributors, the company expects to build on Masonite’s strong track record of innovation, brand quality, and category excellence to further grow in the doors market.

Founded in 1925, Masonite designs, manufactures, and markets doors and door systems, with a vertically integrated manufacturing model serving both repair and remodel and new construction demand. Masonite operates 64 manufacturing and distribution facilities, primarily in North America, and has over 10,000 employees globally.

“We are excited by this opportunity to add a scalable new growth platform for our company,” said Brian Chambers, Board Chair and Chief Executive Officer of Owens Corning. “Masonite is a market leader that complements our existing residential interior and exterior product offering and has consistently demonstrated top-line growth and margin expansion. The combination of our commercial, operational, and innovation capabilities allows us to accelerate our long-term enterprise growth strategy with a clear line of sight to meaningful synergies and increased cash flow generation. We look forward to welcoming the talented Masonite team to Owens Corning and working with them to deliver enhanced value to customers and shareholders.”

“Our world-class team is transforming the door industry with differentiated solutions for the home,” said Howard Heckes, President and Chief Executive Officer of Masonite. “The combination with Owens Corning enables the acceleration of our Doors That Do More™ strategy, while delivering immediate and substantial value to our shareholders. This agreement brings together two storied companies with a common focus on innovation and making life better at home for the people who use our products every day. As we begin our next chapter after nearly 100 years in business, I am looking forward to Masonite joining the Owens Corning team.”

Strategic and Financial Benefits

•

Expands Owens Corning’s Leadership Position in Branded Residential Building Products: The acquisition of Masonite and entry into doors adds a highly complementary line of innovative products and advances Owens Corning’s strategy to expand its building materials offering in residential applications. Both companies provide best in class products and brands, focus on building strong customer partnerships, and differentiate through quality, service, sustainability, and innovation. With the acquisition, Owens Corning’s revenue generated from North American residential applications will grow to 60% of its total revenue.

•

Creates Scalable New Growth Platform Leveraging Combined Commercial, Operational, and Innovation Capabilities: Owens Corning expects to leverage both companies’ best in class brands, extensive customer and channel knowledge, manufacturing excellence, and material science expertise to grow Masonite’s top-line reaching adjusted EBITDA margins of approximately 20%. The acquisition also increases Owens Corning’s total addressable market by $27 billion and creates a platform to drive new growth opportunities in other product adjacencies.

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Enhances Owens Corning’s Attractive Financial Profile: With this transaction, Owens Corning grows revenue to $12.6 billion, with adjusted EBITDA of $2.9 billion on a synergized pro forma basis[1] and with reduced ongoing capital intensity. Owens Corning expects cost synergies of approximately $125 million annually, generated through scale and operational savings, with the majority realized by the end of Year 2 post-close. The acquisition drives meaningful shareholder value creation with ROIC exceeding Owens Corning’s cost of capital by the end of Year 3 post-close.

•

Generates Strong Free Cash Flow to Support Rapid Deleveraging and Capital Allocation Strategy: On a synergized basis, the acquisition is expected to be low double-digit percentage accretive to free cash flow by the end of 2025. After accounting for transaction financing, Owens Corning expects net debt-to-EBITDA well within its stated 2-3x target range, deleveraging to 2.0x by year-end 2024. Owens Corning is committed to maintaining its solid investment grade rating and returning approximately 50% of free cash flow to shareholders over time.

Transaction Details, Timing, and Approvals

The transaction will be implemented by way of a statutory plan of arrangement pursuant to the Business Corporations Act (British Columbia). The Boards of Directors of both companies have unanimously approved the transaction. The transaction is expected to close mid-2024, subject to Masonite shareholder approval, regulatory approvals, and other customary closing conditions including the issuance of interim and final orders by the Supreme Court of British Columbia approving the plan of arrangement. The transaction will be financed by cash on hand and committed debt financing of $3 billion provided by Morgan Stanley Senior Funding, Inc.

Following the closing, Masonite will operate as a reportable segment and will maintain Masonite’s brands and a presence in Tampa, Florida.

Advisors

Morgan Stanley & Co. LLC is acting as lead financial advisor to Owens Corning, Lazard Freres & Co. LLC provided additional advice to the Owens Corning Board of Directors, and Davis Polk & Wardwell LLP is acting as Owens Corning’s legal counsel, and Stikeman Elliott LLP is acting as Owens Corning’s Canadian legal counsel.

Goldman Sachs is acting as lead financial advisor, and Jefferies also is acting as financial advisor, to Masonite. Wachtell, Lipton, Rosen & Katz is acting as Masonite’s legal counsel, and Cassels Brock & Blackwell, LLP is acting as Masonite’s Canadian legal counsel.

Strategic Review of Glass Reinforcements Business

Separately, Owens Corning has also announced today the launch of a formal strategic review process for its glass reinforcements business, which is part of the company’s Composites segment. That press release can be found at https://newsroom.owenscorning.com

Conference Call Details

Owens Corning will host a conference call and webcast today:

Friday, February 9, 2024

8:30 a.m. Eastern Time

Callers

•	Live dial-in telephone number: U.S. 1.833.470.1428; Canada 1.833.950.0062; and other international locations +1.404.975.4839.

•	Entry number: 396050 (Please dial in 10-15 minutes before conference call start time)

•	Live webcast: https://events.q4inc.com/attendee/893218776

Telephone and Webcast Replay

•

Telephone replay will be available one hour after the end of the call through February 16, 2024. In the U.S., call 1.866.813.9403. In Canada, call 1.226.828.7578. In other international locations, call +1.929.458.6194.

•	Conference replay number: 419249

•	Webcast replay will be available using the above link.

As previously announced, Owens Corning and Masonite will release their fourth-quarter and full-year 2023 earnings results on February 14, 2024, and February 19, 2024, respectively. Masonite has cancelled its conference call for February 20, 2024.

About Owens Corning

Owens Corning is a global building and construction materials leader committed to building a sustainable future through material innovation. Our three integrated businesses – Roofing, Insulation, and Composites – provide durable, sustainable, energy-efficient solutions that leverage our unique material science, manufacturing, and market knowledge to help our customers win and grow. We are global in scope, human in scale with approximately 18,000 employees in 30 countries dedicated to generating value for our customers and shareholders and making a difference in the communities where we work and live. Founded in 1938 and based in Toledo, Ohio, USA, Owens Corning posted 2022 sales of $9.8 billion. For more information, visit www.owenscorning.com.

About Masonite

Masonite is a leading global designer, manufacturer, marketer and distributor of interior and exterior doors and door systems for the new construction and repair, renovation and remodeling sectors of the residential and non-residential building construction markets. Since 1925, Masonite has provided its customers with innovative products and superior service at compelling values. Masonite currently serves approximately 7,000 customers globally. Additional information about Masonite can be found at www.masonite.com.

Additional Information and Where to Find It

In connection with the transaction, Masonite expects to file with the SEC and furnish to its shareholders a proxy statement on Schedule 14A (the “Proxy Statement”), as well as other relevant documents regarding the transactions contemplated by the Arrangement Agreement (the “Agreement”) by and among Masonite, Owens Corning, and MT Acquisition Co ULC (the “Transaction”). The information in the preliminary Proxy Statement will not be complete and may be changed. After filing its definitive Proxy Statement with the SEC, Masonite will mail its definitive Proxy Statement and a proxy card to Masonite’s shareholders entitled to vote at a special meeting relating to the Transaction, seeking their approval of the respective Transaction-related proposals. The Proxy Statement will contain important information about the Transaction and related matters. This communication is not a substitute for the Proxy Statement Masonite may file with the SEC in connection with the Transaction.

INVESTORS AND SECURITY HOLDERS OF MASONITE ARE URGED TO READ CAREFULLY AND IN THEIR ENTIRETY THE PROXY STATEMENT WHEN IT BECOMES AVAILABLE, AS WELL AS OTHER RELEVANT DOCUMENTS FILED WITH THE SEC IN CONNECTION WITH THE TRANSACTION OR INCORPORATED BY REFERENCE INTO THE PROXY STATEMENT, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT MASONITE, OWENS CORNING, THE TRANSACTION AND THE OTHER TRANSACTIONS CONTEMPLATED BY THE AGREEMENT THAT HOLDERS OF MASONITE’S SECURITIES SHOULD CONSIDER BEFORE MAKING ANY DECISION REGARDING VOTING.

Investors and security holders will be able to obtain free copies of the Proxy Statement and other documents filed with the SEC when available without charge through the website maintained by the SEC at www.sec.gov or, in the case of documents filed by Masonite, by directing a request to Marcus Devlin, Director, Investor Relations at investorrelations@masonite.com, or by calling 813-877-2726, or from Masonite’s website https://investor.masonite.com, or, in the case of documents filed by Owens Corning, by directing a request to Amber Wohlfarth, Vice President, Investor Relations at Amber.Wohlfarth@owenscorning.com, or by calling 419-248-5639, or from Owens Corning’s website https://investor.owenscorning.com/investors.

Participants in the Solicitation

Masonite, Owens Corning and certain of their directors, executive officers and employees may be deemed to be participants in the solicitation of proxies in respect of the Transaction.

Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of proxies in connection with the Transaction, including a description of their direct or indirect interests in the Transaction, by security holdings or otherwise, will be set forth in the Proxy Statement(s) and other relevant materials related to the Transaction when they are filed with the SEC.

Information regarding Masonite’s directors and executive officers is contained in the section entitled “Corporate Governance; Board and Committee Members” included in Masonite’s proxy statement for the 2023 annual meeting of stockholders, which was filed with the SEC on March 29, 2023 (and which is available at https://www.sec.gov/Archives/edgar/data/893691/000119312523083032/d326829ddef14a.htm) and in the section entitled “Directors, Executive Officers and Corporate Governance” included in Masonite’s Annual Report on Form 10-K for the year ended January 1, 2023, which was filed with the SEC on February 28, 2023 (and which is available at https://www.sec.gov/Archives/edgar/data/893691/000089369123000013/door-20230101.htm). Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement(s) filed by Masonite and other relevant materials to be filed with the SEC in connection with the Transaction when they become available. Free copies of such proxy statement(s) and such other materials may be obtained as described in the preceding section.

Information regarding the directors and executive officers of Owens Corning is contained in the sections entitled “Information Concerning Directors” and “Security Ownership of Executive Officers and Directors” included in Owens Corning’s proxy statement for its 2023 annual meeting of stockholders, filed with the SEC on March 9, 2023 (and which is available at https://www.sec.gov/Archives/edgar/data/1370946/000119312523066160/d397228ddef14a.htm), in the section entitled “Information About Our Executive Officers” included in Owens Corning’s Annual Report on Form 10-K for the year ended December 31, 2022, which was filed with the SEC on February 15, 2023 (and which is available at https://www.sec.gov/Archives/edgar/data/1370946/000137094623000010/oc-20221231.htm), in Owens Corning’s Form 8-K filed on August 24, 2023 (and which is available at https://www.sec.gov/Archives/edgar/data/1370946/000119312523220160/d541239d8k.htm) and in Owens Corning’s Form 8-K filed on August 8, 2023 (and which is available at https://www.sec.gov/Archives/edgar/data/1370946/000119312523206275/d495928d8k.htm). To the extent holdings of Owens Corning securities by the directors and executive officers of Owens Corning have changed from the amounts of securities of Owens Corning held by such persons as reflected therein, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. These documents can be obtained free of charge from the sources indicated above.

Forward-Looking Statements

This communication contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements present current forecasts and estimates of future events. These statements do not strictly relate to historical or current results and can be identified by words such as “anticipate,” “appear,” “assume,” “believe,” “estimate,” “expect,” “forecast,” “intend,” “likely,” “may,” “plan,” “project,” “seek,” “should,” “strategy,” “will,” “can,” “could,” “predict,” “future,” “potential,” “intend,” “forecast,” “look,” “build,” “focus,” “create,” “work,” “continue,” “target,” “poised,” “advance,” “drive,” “aim,” “approach,” “seek,” “schedule,” “position,” “pursue,” “progress,” “budget,” “outlook,” “trend,” “guidance,” “commit,” “on track,” “objective,” “goal,” “opportunity,” “ambitions,” “aspire” and variations of negatives of such terms or variations thereof. Other words and terms of similar meaning or import in connection with any discussion of future plans, actions, events or operating, financial or other performance identify forward-looking statements.

Forward-looking statements by their nature address matters that are, to different degrees, uncertain, such as statements regarding the Agreement and the Transaction, including the expected time period to consummate the Transaction, the anticipated benefits (including synergies) of the Transaction and integration and transition plans, opportunities, anticipated future performance, expected share buyback programs and expected dividends. All such forward-looking statements are based upon current plans, estimates, expectations and ambitions that are subject to risks, uncertainties, assumptions and other factors, many of which are beyond the control of Masonite and Owens Corning, that could cause actual results to differ materially from the results projected in such forward-looking statements. These risks, uncertainties, assumptions and other factors include, without limitation: statements regarding the expected timing and structure of the Transaction; the ability of the parties to complete the Transaction; the expected benefits of the Transaction, such as improved operations, enhanced revenues and cash flow, synergies, growth potential, market profile, business plans, expanded portfolio and financial strength; the timing, receipt and terms and conditions of any required governmental, court and regulatory approvals of the Transaction; the ability of Owens Corning to successfully integrate the operations of Masonite and to achieve expected synergies; cost reductions and/or productivity improvements, including the risk that problems may arise which may result in the combined company not operating as effectively and efficiently as expected; the occurrence of any event, change or other circumstances that could give rise to the termination of the Agreement; the possibility that Masonite’s shareholders may not approve the Transaction; the risk that the anticipated tax treatment of the Transaction is not obtained; the risk that the parties may not be able to satisfy the conditions to the Transaction in a timely manner or at all; risks related to disruption of management time from ongoing business operations due to the Transaction; the risk that any announcements relating to the Transaction could have adverse effects on the market price of Masonite’s or Owens Corning’s common shares; the risk that the Transaction and its announcement could have an adverse effect on the parties’ business relationships and businesses generally, including the ability of Masonite and Owens Corning to retain customers and retain and hire key personnel and maintain relationships with their suppliers and customers, and on their operating results and businesses generally; unexpected future capital expenditures; potential litigation relating to the Transaction that could be instituted against Masonite and/or Owens Corning or their respective directors and/or officers; third party contracts containing material consent, anti-assignment, transfer or other provisions that may be related to the Transaction which are not waived or otherwise satisfactorily resolved; the competitive ability and position of Owens Corning following completion of the Transaction; legal, economic and regulatory conditions; and any assumptions underlying any of the foregoing; levels of residential and commercial or industrial construction activity; demand for Masonite and Owens Corning products; industry and economic conditions including, but not limited to, supply chain disruptions, recessionary conditions, inflationary pressures, interest rate and financial market volatility and the viability of banks and other financial institutions; availability and cost of energy and raw materials; levels of global industrial production; competitive and pricing factors; relationships with key customers and customer concentration in certain areas; issues related to acquisitions, divestitures and joint ventures or expansions; various events that could disrupt operations, including climate change, weather conditions and storm activity such as droughts, floods, avalanches and earthquakes, cybersecurity attacks, security threats and governmental response to them, and technological changes; legislation and related regulations or interpretations, in the United States or elsewhere; domestic and international economic and political conditions, policies or other governmental actions, as well as war and civil disturbance; changes to tariff, trade or investment policies or laws; uninsured losses, including those from natural disasters, catastrophes, pandemics, theft or sabotage; environmental, product-related or other legal and regulatory unforeseen or unknown liabilities, proceedings or actions; research and development activities and intellectual property protection; issues involving implementation and protection of information technology systems; foreign exchange and commodity price fluctuations; levels of indebtedness; liquidity and the availability and cost of credit; rating agency actions and Masonite’s and Owens Corning’s ability to access short-and long-term debt markets on a timely and affordable basis; the level of fixed costs required to run Masonite’s and Owens Corning’s businesses; levels of goodwill or other indefinite-lived intangible assets; labor disputes or shortages, changes in labor costs and labor difficulties; effects of industry, market, economic, legal or legislative, political or regulatory conditions outside of Masonite’s or Owens Corning’s control; and other factors detailed from time to time in Masonite’s and Owens Corning’s SEC filings.

All forward-looking statements in this communication should be considered in the context of the risks and other factors described above and in the specific factors discussed under the heading “Risk Factors” in both Masonite’s and Owens Corning’s most recent Annual Report on Form 10-K filed with the SEC, in each case as these risk factors are amended or supplemented by subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, which will be incorporated by reference into the Proxy Statement. Masonite’s reports that are filed with the SEC are available on Masonite’s website at https://investor.masonite.com/ and on the SEC’s website at http://www.sec.gov, and Owens Corning’s reports that are filed with the SEC are available on Owens Corning’s website at https://investor.owenscorning.com/investors and on the SEC website at http://www.sec.gov. Any forward-looking statements speak only as of the date the statement is made and neither Masonite nor Owens Corning undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. It is not possible to identify all of the risks, uncertainties and other factors that may affect future results. In light of these risks and uncertainties, the forward-looking events and circumstances discussed herein may not occur and actual results may differ materially from those anticipated or implied in the forward-looking statements. Accordingly, readers are cautioned not to place undue reliance on any forward-looking statements.

(1) Based on Wall Street consensus estimates plus $125MM run-rate synergies and pro forma for $150 million revenue and $35 million EBITDA contribution from Fleetwood. Excludes costs to achieve synergies.

(2) Based on Wall Street consensus estimates plus pro forma for $35 million EBITDA contribution from Fleetwood

Contacts

Owens Corning

Megan James	Amber Wohlfarth
Media Relations	Investor Relations
megan.james@owenscorning.com	amber.wohlfarth@owenscorning.com
419.348.0768	419.248.5639

Or

FGS Global

Jared Levy / Niel Golightly / Dan Goldstein

owenscorning@fgsglobal.com

Masonite

Richard Leland	Marcus Devlin	Tali Epstein / Jim Golden / Jude Gorman
VP, Finance and Treasurer	Director, Investor Relations	Collected Strategies
rleland@masonite.com	mdevline@masonite.com	Masonite-CS@collectedstrategies.com
813.739.1808	813.371.5839

Owens Corning Company News / Owens Corning Investor Relations News